UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 28, 2005


                             TRIARC COMPANIES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                1-2207                                   38-0471180
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       (Commission File Number)             (IRS Employer Identification No.)


             280 PARK AVENUE
              NEW YORK, NY                                 10017
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 451-3000


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.   REGULATION FD DISCLOSURE

             The information in this Report, including the exhibits hereto, is being furnished, not filed, pursuant to Regulation FD. The information in this Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission that the information in this Report is material, or that investors should consider this information before making an investment decision with respect to any security of of Triarc Companies, Inc. ("Triarc" or the "Company"), Arby's Restaurant Group, Inc. ("ARG"), or its subsidiary Arby's, LLC.

             As previously announced, ARG and Arby's Restaurant Holdings, LLC, an indirect wholly owned subsidiary of Triarc ("ARH" and, together with ARG, the "Borrowers"), entered into a Commitment Letter, dated as of May 27, 2005 (the "Commitment Letter") with Citicorp North America, Inc., Citigroup Global Markets Inc., Bank of America, N.A., Banc of America Securities LLC and Credit Suisse (collectively, the "Lenders") relating to a $700 million senior secured credit facility consisting of a $600 million Senior Term Loan B Facility and a $100 million Senior Revolving Credit Facility (with a $30 million subfacility for letters of credit) (the "Bank Financing") to be made available by the Lenders to the Borrowers to be used in connection with the acquisition of the RTM Restaurant Group ("RTM") (the "RTM Acquisition"), the payment of certain related fees and expenses and other corporate purposes. In connection with the Bank Financing, the Borrowers intend to provide potential lenders with (i) the unaudited RTM financial statements listed below (the "Unaudited RTM Financial Statements") and (ii) the supplemental financial and operating information listed below (the "Supplemental Information").

             The Unaudited RTM Financial Statements include the following:

               o Unaudited Combined Balance Sheets as of May 25, 2003 and May 30, 2004;

               o Unaudited Combined Statements of Operations for the fiscal years ended May 26, 2002, May 25, 2003 and May 30, 2004;
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               o    Unaudited Combined Statements of Net Capital Deficiency for
                    the fiscal years ended May 26, 2002, May 25, 2003 and May 30, 2004;

               o Unaudited Combined Statements of Cash Flows for the fiscal years ended May 26, 2002, May 25, 2003 and May 30, 2004; and

               o Notes to Unaudited Combined Financial Statements for RTM's 2002, 2003 and 2004 fiscal years.

             The Unaudited RTM Financial Statements are included in Exhibit 99.1 hereto.

             The Supplemental Information includes the following:

               o Unaudited Condensed Consolidated Balance Sheets of ARG as of January 2, 2005 and April 3, 2005;

               o Unaudited Condensed Consolidated Income Statements of ARG for the three months ended March 28, 2004 and April 3, 2005;

               o Unaudited Condensed Consolidated Statement of Stockholder's Deficit of ARG as of April 3, 2005;

               o Unaudited Condensed Consolidated Statement of Cash Flows of ARG for the three months ended March 28, 2004 and April 3, 2005;

               o Unaudited Summary Historical Financial Information of ARG for the fiscal years ended December 29, 2002, December 28, 2003 and January 2, 2005, and for the twelve months ended April 3, 2005;

               o Reconciliation of EBITDA, Adjusted EBITDA and EBITDAR of ARG for the fiscal years ended December 29, 2002, December 28, 2003 and January 2, 2005, and for the twelve months ended April 3, 2005;

               o Unaudited Combined Balance Sheets of RTM as of May 30, 2004 and March 6, 2005;

               o Unaudited Combined Statements of Operation of RTM for the 40 weeks ended February 29, 2004 and March 6, 2005;

               o Unaudited Combined Statements of Net Capital Deficiency of RTM as of May 30, 2004 and March 6, 2005;

               o Unaudited Combined Statements of Cash Flow of RTM for the 40 weeks ended February 29, 2004 and March 6, 2005;

               o Management's Discussion and Analysis of Financial Condition and Results of Operations of RTM for the fiscal year ended May 30, 2004 compared to the fiscal year ended May 25, 2003;

               o Management's Discussion and Analysis of Financial Condition and Results of Operations of RTM for the fiscal year ended May 25, 2003 compared to the fiscal year ended May 26, 2002;

               o Unaudited Summary Historical Financial Information of RTM for the fiscal years ended May 26, 2002, May 25, 2003 and May 30, 2005 and the twelve months ended March 6, 2005;

               o Reconciliation of EBITDA and EBITDAR of RTM for the fiscal years ended May 26, 2002, May 25, 2003 and May 30, 2004 and for the twelve months ended March 6, 2005;

               o    Unaudited Pro Forma Condensed Consolidated Financial
                    Information;

               o Comparison of average unit volume for RTM and Sybra, Inc. for the twelve months ended December 2003, December 2004 and April 2005 and gross profit margin of RTM and Sybra, Inc. for the twelve months ended April, 2005; and

               o    Pro forma ARG-owned restaurant locations by state.

             The Supplemental Information is included in Exhibit 99.2 hereto.

             In addition, the Borrowers intend to provide potential lenders with the following information:

               o From January to April 2005, Arby's experienced system wide same store sales growth of approximately 4.5%;

               o From 2001 to 2004, ARG's average franchise renewal rate was 92%; and

               o From 1998 to 2004, ARG's average royalty collection rate exceeded 99%.

             The foregoing Unaudited RTM Financial Statements are unaudited combined financial statements of RTM and are being furnished for purposes of Regulation FD disclosure. The foregoing Supplemental Information includes financial information based on the unaudited consolidated financial statements of ARG and the unaudited combined financial statements of RTM and is being furnished for purposes of Regulation FD disclosure. Triarc will file audited historical combined financial statements of RTM, financial statements and pro forma financial information following completion of the RTM Acquisition as required by the relevant Form 8-K rules. The Unaudited RTM Financial Statements and the Supplemental Information that is being provided to potential lenders and furnished herewith is subject to adjustments and may differ from the information that will be filed following completion of the RTM


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Acquisition. The adjustments used to prepare the pro forma financial information contained in Exhibit 99.2 may differ from the adjustments that will be included in the pro forma financial information that is included in the subsequent Form 8-K. No assurances can be given that the RTM Acquisition will be consummated. If the RTM Acquisition is consummated, actual results may vary materially from the expectations contained herein.

             The statements in this Form 8-K, including in Exhibit 99.1 and
Exhibit 99.2, and other information concerning possible or assumed future results of operations of Triarc, ARG, Arby's, LLC or RTM and statements preceded by, followed by, or that include the words "may," "believes," "plans," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on our current expectations, speak only as of the date of this Form 8-K and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements, and those of ARG, Arby's, LLC or RTM may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect such future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Such factors include, but are not limited to, the following:

               o competition, including pricing pressures and the potential impact of competitors' new units on sales by Arby's(R) restaurants;

               o consumers' perceptions of the relative quality, variety and value of the food products the Company offers;

               o    success of operating initiatives;

               o    development costs;

               o    advertising and promotional efforts;

               o    brand awareness;

               o    the existence or absence of positive or adverse publicity;

               o new product and concept development by the Company and its competitors, and market acceptance of such new product offerings and concepts;

               o changes in consumer tastes and preferences, including changes resulting from concerns over nutritional or safety aspects of beef, poultry, french fries or other foods or the effects of food-borne illnesses such as "mad cow disease" and avian influenza or "bird flu";

               o    changes in spending patterns and demographic trends;

               o    the business and financial viability of key franchisees;

               o the timely payment of franchisee obligations due to the Company;

               o availability, location and terms of sites for restaurant development by the Company and its franchisees;

               o the ability of the Company's franchisees to open new restaurants in accordance with their development commitments, including the ability of franchisees to finance restaurant development;

               o    delays in opening new restaurants or completing remodels;

               o anticipated or unanticipated restaurant closures by the Company and its franchisees;

               o the Company's ability to identify, attract and retain potential franchisees with sufficient experience and financial resources to develop and operate Arby's restaurants;

               o changes in business strategy or development plans, and the willingness of the Company's franchisees to participate in its strategy;

               o business abilities and judgment of the Company's and its franchisees' management and other personnel;

               o availability of qualified restaurant personnel to the Company and to its franchisees;

               o the Company's ability, if necessary, to secure alternative distribution of supplies of food, equipment and other products to Arby's restaurants at competitive rates and in adequate amounts, and the potential financial impact of any interruptions in such distribution;

               o changes in commodity (including beef), labor, supplies and other operating costs and availability and cost of insurance;

               o    adverse weather conditions;

               o availability, terms (including changes in interest rates) and deployment of capital;

               o changes in legal or self-regulatory requirements, including franchising laws, accounting standards, environmental laws, overtime rules, minimum wage rates and taxation rates;

               o the costs, uncertainties and other effects of legal, environmental and administrative proceedings;

               o the impact of general economic conditions on consumer spending or securities investing, including a slower consumer economy and the effects of war or terrorist activities;

               o the Company's ability to identify appropriate acquisition targets in the future and to successfully integrate any future acquisitions into its existing operations; and

               o other risks and uncertainties affecting the Company referred to in its Annual Report on Form 10-K for the fiscal year ended January 2, 2005 (see especially "Item 1. Business--Risk Factors" and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations") and in its other current and periodic filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond the Company's control.

             All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this Form 8-K as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

       (c)   Exhibits

             The exhibits referred to below relate to information furnished under Item 7.01 and shall not be deemed "filed" for purposes of
             Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall they be deemed


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             incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

               EXHIBIT NO.                  DESCRIPTION
               -----------                  -----------
                  99.1          Unaudited RTM Financial Statements
                                (as defined above)

                  99.2          Supplemental Information (as defined above)


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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, Triarc has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 28, 2005

                                          TRIARC COMPANIES, INC.



                                          By: /s/ Francis T. McCarron
                                              -------------------------------
                                              Name:  Francis T. McCarron
                                              Title: Executive Vice President
                                                     and Chief Financial Officer